Exhibit 10.2

Execution Version

SECOND AMENDMENT

TO

CREDIT AGREEMENT

Dated as of April 11, 2017

Among

PARSLEY ENERGY, LLC,

as Borrower,

PARSLEY ENERGY, INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BMO HARRIS BANK, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of April 11, 2017, is among Parsley Energy, LLC, a Delaware limited liability company (the “Borrower”); Parsley Energy, Inc., a Delaware corporation (“PEI”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.    The Borrower, PEI, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 28, 2016 (as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Second Amendment.

C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.02 – Certain Defined Terms.

(a)    The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment and the Second Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

“LC Commitment” at any time means Ten Million dollars ($10,000,000).

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(b)    The following definition is hereby added where alphabetically appropriate to read as follows:

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of April 11, 2017, among the Borrower, PEI, the Guarantors, the Administrative Agent and the Lenders party thereto.

Section 3.    Conditions of Effectiveness. This Second Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Second Amendment Effective Date”):

(a)    The Administrative Agent shall have received from the Borrower, PEI, each Guarantor, the Issuing Bank and the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

(b)    No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

(c)    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Majority Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

(a)    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

(b)    Ratification and Affirmation; Representations and Warranties. Each of PEI and each Obligor hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Second Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

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(c)    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Second Amendment.

(d)    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)    GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f)    Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(g)    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h)    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

PEI:

PARSLEY ENERGY, INC.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY GP, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY, L.P.

	BY:	PARSLEY GP, LLC, its general partner

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Second Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY MINERALS, LLC

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Ryan Dalton
	Name:	Ryan Dalton
	Title:	Executive Vice President – Chief Financial Officer

[Parsley Energy, LLC - Second Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Matthew Denkler
	Name:	Matthew Denkler
	Title:	Vice President

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Managing Director

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Vice President

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Patrick Layton
	Name:	Patrick Layton
	Title:	Authorized Signatory

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC.

	By:	/s/ Patrick Layton
	Name:	Patrick Layton
	Title:	Vice President

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

	By:	/s/ Lea Baerlocher
	Name:	Lea Baerlocher
	Title:	Authorized Signatory

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Colin Watson
	Name:	Colin Watson
	Title:	Senior Vice President

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	FROST BANK, A TEXAS STATE BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Nicholas T. Hanford
	Name:	Nicholas T. Hanford
	Title:	Vice President

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Parsley Energy, LLC - Second Amendment Signature Page]

LENDER:	COMPASS BANK

	By:	/s/ Kari McDaniel
	Name:	Kari McDaniel
	Title:	Vice President

[Parsley Energy, LLC - Second Amendment Signature Page]